EXHIBIT 99.2

            Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income (loss) is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income (loss), reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income (loss) when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

NV Energy, Inc.

Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income (Loss)	$(3,861)	$60,192	$208,887		$197,295		$277,451		$144,834

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	158,371	126,411	260,608		235,532		228,875		292,568
Deferred taxes and deferred investment tax credit	68,588	88,346	52,060		79,337		136,026		32,302
AFUDC(2) (Debt and Equity)	(26,934)	(44,310)	(67,968)		(57,776)		(35,345)		(50,592)
Reinstatement of deferred energy costs	-	-	-		-		(178,825)		-
Carrying charge on Lenzie plant	-	-	-		(16,080)		(33,440)		-
Reinstated interest on deferred energy	-	-	-		(11,076)		-		-
Gain on sale of investment	-	-	-		(1,369)		(62,927)		-
Other, net	37,256	(10,992)	100,482		71,543		53,561		148,730
Funds from Operations (Before Deferred Energy Costs)	233,420	219,647	554,069		497,406		385,376		567,842

Amortization of energy costs, net of deferrals	141,802	33,388	2,717		309,587		127,495		111,131
Payment to terminating supplier	-	-	-		-		(65,368)		-
Proceeds from claim on terminating supplier	-	-	-		-		41,365		-
Adjusted Funds from Operations	$375,222	$253,035	$556,786		$806,993		$488,868		$678,973

Long-term debt	5,571,799	4,451,781	$5,266,982		$4,137,864		$4,001,542		5,571,799
Current maturities of long-term debt	9,085	10,298	9,291		110,285		8,348		9,085
Total Debt	$5,580,884	$4,462,079	$5,276,273		$4,248,149		$4,009,890		$5,580,884

Interest charges	$166,192	$135,804	$300,857		$279,788		$311,088		$331,245
AFUDC(2) (Debt)	12,168	19,240	29,527		25,967		17,119		22,455
Adjusted Interest Expense	$178,360	$155,044	$330,384		$305,755		$328,207		$353,700

Total Debt/Funds from operations			9.52	x	8.54	x	10.41	x	9.83	x
Total Debt/Adjusted FFO			9.48	x	5.26	x	8.20	x	8.22	x
Funds from Operations Interest Coverage			2.68	x	2.63	x	2.17	x	2.61	x
Adjusted Funds From Operations Interest Coverage			2.69	x	3.64	x	2.49	x	2.92	x
Common Shareholders' Equity			$3,131,186		$2,996,575		$2,622,297		$3,083,773
Total Capitalization (including current maturities of long-term debt)			$8,407,459		$7,244,724		$6,632,187		$8,664,657
Total Debt/Total Capitalization			62.76%		58.64%		60.46%		64.41%

(1) Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation. The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders' equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company

Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income (Loss)	$(22,650)	$41,146	$151,431		$165,694		$224,540		$87,635

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	105,873	82,953	171,080		152,139		141,585		194,000
Deferred taxes and deferred investment tax credit	51,494	18,119	45,039		56,868		107,392		78,414
AFUDC(2) (Debt and Equity)	(23,841)	(25,925)	(45,980)		(29,057)		(23,369)		(43,896)
Reinstatement of deferred energy costs	-	-	-		-		(178,825)		-
Carrying charge on Lenzie plant	-	-	-		(16,080)		(33,440)		-
Reinstated interest on deferred energy	-	-	-		(11,076)		-		-
Other, net	19,797	(8,562)	73,209		38,821		25,783		101,568
Funds from Operations (Before Deferred Energy Costs)	130,673	107,731	394,779		357,309		263,666		417,721

Amortization of deferred energy costs, net of deferrals	96,612	33,315	4,211		218,992		74,413		67,508
Payment to terminating supplier	-	-	-		-		(37,410)		-
Proceeds from claim on terminating supplier	-	-	-		-		26,391		-
Adjusted Funds from Operations	$227,285	$141,046	$398,990		$576,301		$327,060		$485,229

Long-term debt	$3,712,016	$2,664,929	$3,385,106		$2,528,141		$2,380,139		$3,712,016
Current maturities of long-term debt	9,085	8,636	8,691		8,642		5,948		9,085
Total Debt	$3,721,101	$2,673,565	$3,393,797		$2,536,783		$2,386,087		$3,721,101

Interest charges	$112,180	$82,461	$186,822		$174,667		$176,612		$216,541
AFUDC(2) (Debt)	10,668	11,375	20,063		13,196		11,614		19,356
Adjusted Interest Expense	$122,848	$93,836	$206,885		$187,863		$188,226		$235,897

Total Debt/Funds from Operations			8.60	x	7.10	x	9.05	x	8.91	x
Total Debt/Adjusted FFO			8.51	x	4.40	x	7.30	x	7.67	x
Funds from Operations Interest Coverage			2.91	x	2.90	x	2.40	x	2.77	x
Adjusted Funds From Operations Interest Coverage			2.93	x	4.07	x	2.74	x	3.06	x
Common Shareholder's Equity			$2,627,567		$2,376,740		$2,172,198		$2,542,948
Total Capitalization (including current maturities of long-term debt)			$6,021,364		$4,913,523		$4,558,285		$6,264,049
Total Debt/Total Capitalization			56.36%		51.63%		52.35%		59.40%

(1) Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation. The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders's equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company

Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income	$33,940	$35,133	$90,582		$65,667		$57,709		$89,389

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	52,498	43,458	89,528		83,393		87,279		98,568
Deferred taxes and deferred investment tax credit	33,688	10,537	24,598		(36,713)		(39,361)		47,749
AFUDC(2) (Debt and Equity)	(3,093)	(18,385)	(21,988)		(28,719)		(11,976)		(6,696)
Other, net	17,364	2,235	22,872		29,451		23,457		38,001
Funds from Operations (Before Deferred Energy Costs)	134,397	72,978	205,592		113,079		117,108		267,011

Amortization of deferred energy costs, net of deferrals	45,190	73	(1,494)		90,595		53,082		43,623
Payment to terminating supplier	-	-	-		-		(27,958)		-
Proceeds from claim on terminating supplier	-	-	-		-		14,974		-
Adjusted Funds from Operations	$179,587	$73,051	$204,098		$203,674		$157,206		$310,634

Long-term debt	$1,373,992	$1,261,788	$1,395,987		$1,084,550		$1,070,858		$1,373,992
Current maturities of long-term debt	-	1,662	600		101,643		2,400		-
Total Debt	$1,373,992	$1,263,450	$1,396,587		$1,186,193		$1,073,258		$1,373,992

Interest charges	$34,686	$32,466	$72,712		$60,735		$71,506		$74,932
AFUDC(2) (Debt)	1,500	7,865	9,464		12,771		5,505		3,099
Adjusted Interest Expense	$36,186	$40,331	$82,176		$73,506		$77,011		$78,031

Total Debt/Funds from Operations			6.79	x	10.49	x	9.16	x	5.15	x
Total Debt/Adjusted FFO			6.84	x	5.82	x	6.83	x	4.42	x
Funds from Operations Interest Coverage			3.50	x	2.54	x	2.52	x	4.42	x
Adjusted Funds From Operations Interest Coverage			3.48	x	3.77	x	3.04	x	4.98	x
Common Shareholder's Equity			$877,961		$1,001,840		$884,737		$970,218
Total Capitalization (including current maturities of long-term debt)			$2,274,548		$2,188,033		$1,957,995		$2,344,210
Total Debt/Total Capitalization			61.40%		54.21%		54.81%		58.61%

(1) Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation. The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders's equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.